Exhibit 99.1

Eventbrite Enters into Definitive Agreement to Be Acquired by Bending Spoons for Roughly $500 Million to Accelerate Eventbrite’s Next Phase of Growth

Eventbrite stockholders to receive $4.50 per share in cash

San Francisco, CA – December 2, 2025 Eventbrite, Inc. (NYSE: EB), the leading global marketplace for shared experiences, announced today that it has entered into a definitive agreement to be acquired by Bending Spoons, in an all-cash transaction valued at approximately $500 million. The acquisition is subject to customary closing conditions and approvals, including regulatory approvals and approval by Eventbrite’s stockholders.

“For two decades, Eventbrite has stood at the forefront of the experience economy, helping tens of millions to create, discover, and attend unforgettable events,” said Luca Ferrari, Bending Spoons CEO and Co-Founder. “Joining forces with Bending Spoons will accelerate innovation and strengthen Eventbrite’s tools and resources to bring even more people together through shared live experiences for many years to come. As longstanding fans, we’ve identified a few opportunities that we’re excited about exploring with the Eventbrite team after closing the transaction. These include building a dedicated messaging feature, introducing AI for easier event creation, improving searchability, and creating a system for the secondary ticket market. We’re committed to investing in Eventbrite for the long run, and hope we’ll be able to help it reach new heights.”

“Eventbrite helped unlock something profoundly human: the need to gather, to connect, and to build community around the passions we share. What began as an unmet need—to empower local creators and community leaders to bring people together—has grown into a global movement that has shaped millions of meaningful experiences and helped event-goers find their people in moments that matter most,” said Julia Hartz, Eventbrite Co-Founder, Chief Executive Officer, and Executive Chair. “There has never been a more important time to bring the world together in real life. As we look ahead, I’m energized by the speed, resources, and innovative power of Bending Spoons to propel Eventbrite into its next chapter. “

Eventbrite would be the latest renowned global brand to join the Bending Spoons portfolio. Last month, Bending Spoons announced a definitive agreement to acquire AOL, subject to customary closing conditions and approvals. The $1.38 billion acquisition of Vimeo by Bending Spoons recently closed.

Details of the Proposed Transaction

Under the terms of the agreement, Eventbrite stockholders will receive $4.50 in cash for each share of Eventbrite capital stock that they own. The per-share purchase price represents an 82% premium over Eventbrite’s 60-day volume-weighted average share price as of market close on December 1, 2025.

The proposed transaction, which was unanimously approved by Eventbrite’s Board of Directors, is expected to close in the first half of 2026, subject to customary closing conditions and approvals, including receipt of required regulatory approvals and approval by Eventbrite’s stockholders. Upon the consummation of the proposed transaction, Eventbrite will become a privately held company and its capital stock will no longer be listed on any public stock exchange.

Advisors

Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor and Allen & Company LLC is acting as financial advisor to Eventbrite.

Simpson Thacher & Bartlett, LLP is serving as legal advisor and J.P. Morgan is acting as financial advisor to Bending Spoons.

Sullivan & Cromwell LLP served as legal advisor to Julia Hartz.

About Eventbrite

Eventbrite is a global events marketplace that serves event creators and event-goers in nearly 180 countries. Since its inception, Eventbrite has been at the center of the experience economy, transforming the way people organize and attend events. The company was founded by Julia Hartz, Kevin Hartz, and Renaud Visage, with a vision to build a self-service platform that empowers anyone to host and discover live experiences. In 2024, Eventbrite distributed over 83 million paid tickets to over 4.7 million events, helping people find new things to do or new ways to do more of what they love. Eventbrite has also earned industry recognition as a top employer, with special designations that include a coveted spot on Fast Company’s prestigious “The World’s 50 Most Innovative Companies” and “Brands That Matter” lists, the Great Place to Work® Award in the U.S., and Inc.’s “Best-Led Companies” honor. Learn more at www.eventbrite.com.

About Bending Spoons

Bending Spoons acquires and transforms digital businesses. It owns Brightcove, Evernote, komoot, Meetup, Remini, StreamYard, Vimeo, WeTransfer, and many others. The company’s products have served more than a billion people, with over 400 million monthly active users and 10 million paying customers, including most Fortune 500 enterprises.

Bending Spoons aims to hold forever, and has never sold an acquired business. After an acquisition, the company typically invests in an ambitious effort to overhaul the technology, redesign the user interface, accelerate the release of new features, optimize marketing and monetization, and rearchitect the organization for improved long-term performance.

At the company’s core is a relentless focus on talent density and workplace excellence. Bending Spoons has received more than 700,000 job applications in 2025 alone, with a 0.04% job offer rate, and has numerous first-place finishes in Great Place to Work awards.

For more information, visit bendingspoons.com.

Bending Spoons logos and photos: https://we.tl/t-NXGPsC6Gtn.

Additional Information and Where to Find It

In connection with the proposed transaction between Eventbrite, Inc. (the “Company”) and a wholly owned subsidiary of Bending Spoons S.p.A. (“Bending Spoons”) (the “Transaction”), the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at https://investor.eventbrite.com or by contacting the Company’s Investor Relations Team at:

Eventbrite, Inc.

Attention: Investor Relations

95 Third Street, 2nd Floor

San Francisco, California 94103

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements related to the Transaction, including estimates and statements regarding the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans, or intentions. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) any potential litigation relating to the Transaction that could be instituted against Bending Spoons, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations and employee retention, and the Company’s ability to implement its business strategy; (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (v) legislative, regulatory and economic developments affecting the Company’s business; (vi) general macroeconomic and geopolitical environment and market developments and conditions; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (x) significant transaction costs associated with the Transaction; (xi) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee and/or other expenses; (xiii) the ability of Bending Spoons to successfully integrate the Company’s operations, product lines and services; (xiv) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xv) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly provide revisions or updates to any of forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Media Contacts

Eventbrite: press@eventbrite.com

Bending Spoons: press@bendingspoons.com